                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2003
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                             THE QUIGLEY CORPORATION
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             (Exact name of registrant as specified in its charter)

       Nevada                        01-21617                  23-2577138
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                     Address of principal executive offices

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---

         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 2

Item 12.    Disclosure  of Results of Operations  and Financial  Conditions
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On July 24, 2003, The Quigley Corporation  announced its results for the quarter ended June 30, 2003.  The full text of the press  release is attached  hereto as
Exhibit 99.1.

Exhibits

99.1           First Quarter Preliminary Unaudited Earnings Release.

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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 2003                         THE QUIGLEY CORPORATION

                                              By: /s/ George J. Longo
                                                  -----------------------
                                                  Name:  George J. Longo
                                                  Title: Vice President and
                                                         Chief Financial Officer

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